File Number 33-21534
Amendment to the Statement of Additional Information
By Supplement or Sticker
Pursuant to Rule 497(e)

This information reflects changes
to the Statement of Additional Information Section, "Portfolio Manager Arrangements".

SUPPLEMENT TO THE ENTERPRISE ACCUMULATION TRUST STATEMENT OF ADDITIONAL INFORMATION DATED JULY 15, 1999.

For TCW:

TCW Funds Management, Inc. ("TCW"). TCW is a wholly owned subsidiary of TCW Management Company, a Nevada Corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services.


For Marsico:

Marsico Capital Management, LLC ("Marsico"). Marsico is owned 50% by BankAmerica and 50% employee owned.

0.45% for assets under management


For OpCap:

OpCap Advisors ("OpCap"). OpCap is a majority-owned subsidiary of Oppenheimer Capital, a general partnership.

0.40% of assets under management up to $1 billion, and 0.30% for assets from $1 billion to $2 billion and 0.25% of assets thereafter.
For Sanford Bernstein:

Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"). Sanford Bernstein is owned by its employees.

0.40% for assets under management to $10,000,000, 0.30% for assets from $10,000,000 to $50,000,000, 0.20% for assets from $50,000,000 to $100,000,000 and 0.10% of assets thereafter.

October 18, 1999